UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to: Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2021

Item 1.  Reports to Stockholders.

UBS U.S. Allocation Fund

Semiannual Report | February 28, 2021

UBS U.S. Allocation Fund

April 15, 2021

Dear shareholder,

We present you with the semiannual report for UBS US Allocation Fund (the "Fund") for the six months ended February 28, 2021.

Performance

Over the six months ended February 28, 2021, the Fund's Class A shares returned 12.22% before deducting the maximum sales charge and returned 6.05% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned 9.74%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned 8.55% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The COVID-19 pandemic drove the global economy during the reporting period. Looking back, the full impact of the pandemic in the US was felt in the second quarter of 2020, as gross domestic product ("GDP") was -31.4% as compared with the previous quarter—the steepest decline on record. With large portions of the economy reopening, third quarter GDP growth was 33.4%, the largest increase on record. Finally, the Commerce Department reported that fourth quarter annualized GDP growth was 4.3%.

Amid the fallout from COVID-19, the US Federal Reserve Board (the "Fed") took a number of aggressive actions to support the economy and maintain the proper functioning of the financial markets. Prior to the beginning of the reporting period, the Fed lowered the federal funds rate in March 2020 to a range between 0.00% and 0.25%—an all-time low. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds and took additional actions. At its meeting in September, Fed officials projected that rates could stay anchored near zero through 2023. Since that time, the Fed has maintained rates at their historical low. At its meeting in January 2021, the Fed said, "The path of the economy will depend significantly on the course of the virus, including progress on vaccinations...The Committee decided to keep the target range for the federal funds rate at 0 to 1/4 percent and expects it will be appropriate to maintain this target range until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2 percent and is on track to moderately exceed 2 percent for some time."

Despite the impact from the pandemic, the global equity market produced very strong results during the six-months ended February 28, 2021. US stocks initially experienced a setback in September and October 2020,

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nicole Goldberger
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

partially driven by uncertainties surrounding the November presidential election. However, equities then rallied over three of the last four months of the period. This turnaround occurred given continued monetary accommodation by the Fed, the resolution of the US election, and the rollout of several effective COVID-19 vaccines. For the six-months ended February 28, 2021, the S&P 500 Index3 gained 9.74%. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),4 returned 14.33% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 22.32%.

The overall global fixed income market experienced periods of volatility amid intervals of both investor risk aversion and risk appetite. In the US, long-term Treasury yields moved higher (bond yields and prices move in the opposite direction). For the six months ended February, 2021, the yield on the US 10-year Treasury rose from 0.72% to 1.44%. A large portion of this increase occurred late in the period, driven by positive economic data and concerns that the Fed may remove its monetary accommodation earlier than expected. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,6 returned -1.55% during the reporting period. Investors who took on more risk generated mixed results. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 returned 6.03%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index,8 returned -0.15%.

Portfolio commentary

What worked

•  Overall, security selection contributed to performance during the reporting period. Both the US growth equity and US equity core portions of the Fund were additive for returns.

•  In the US value equity portion of the Fund, performance was mainly driven by positive stock selection. The portfolio benefited from the market rotation in favor of value and small- caps as a result of the expected post-pandemic normalization and also rising bond yields. An overweight to economically sensitive sectors also contributed to results. On an individual stock basis, the largest contributors included:

  – Bunge's share price was bolstered by strength in its agribusiness segment, and the company reported strong fourth quarter 2020 results.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index is a index for measuring the total return performance of international government and corporate bonds issued by emerging market countries that meet specific liquidity and structural requirements.

  – Micron was additive for returns, as semiconductor stocks performed well alongside the cyclical rally. During the reporting period industry capacity expansion moderated, while demand improved for both DRAM and NAND flash memory.

  – AGCO's share price rallied after the company reported solid fourth quarter 2020 earnings. AGCO posted a 9% margin, versus approximately 4% in 2019. This marked the company's best group margins in six years. Moreover, the agricultural industry more broadly has benefited from robust end markets, which should translate into higher demand for farming equipment.

•  In the US growth equity portion of the Fund, both sector allocation and stock selection contributed to performance. Within sector allocation, underweights to consumer staples and real estate, along with an overweight to communication services, contributed the most to relative results. Stock selection within communication services and health care was also positive. Several holdings were additive for performance, including:

  – HubSpot outperformed given the company's accelerated customer adoption, coupled with strong product offerings. HubSpot also reported strong quarterly earnings.

  – IAC/Interactive Corp. contributed to performance due to better than expected results across its business units, most notably at Vimeo and Dotdash. Moreover, the company is spinning off its entire stake in video software firm Vimeo later this year in an effort to unlock shareholder value.

  – Trade Desk was a additive for returns due to strong revenue results, led by its Connected TV and Mobile units.

•  Overall, asset allocation was positive for performance during the reporting period.9

  – We began the period slightly underweight equities and overweight fixed income versus the UBS U.S. Allocation Fund Benchmark.

  – We ended the period slightly overweight equities and underweight fixed income versus the UBS U.S. Allocation Fund Benchmark. For comparison purposes, neutral weights for the Fund are 65.0% equities and 35.0% fixed income.

  – We tactically adjusted the portfolio during the reporting period given the changing economic and market environment due to the COVID-19 pandemic. We moved within equities by increasing exposure to US small-cap stocks over US large-cap stocks, as investors shifted focus away from large-cap stocks towards smaller-firms with improving profit margins.

  – Overall, asset allocation decisions were positive over the reporting period. Equities contributed to returns, as risk assets experienced a tremendous rebound, reversing much of the damage caused by the initial COVID-19 induced selloff at the beginning of 2020. Within fixed income, an underweight to US government and investment-grade bonds contributed to relative returns.

9  Allocations include derivative exposure.

What didn't work

•  In the US value equity portion of the Fund, the largest detractors stemmed from energy and real estate. On an individual stock basis, the largest detractors included:

  – An overweight position in Mondelez was a headwind for returns. Its shares underperformed the broader market due to its defensive nature. However, the company beat Wall Street estimates for fourth quarter 2020 revenues and earnings, boosted by higher demand for its snacks and Oreos in developed markets. We continue to hold this stock.

  – Prologis' shares were weak, despite the company reporting solid fourth quarter 2020 results and strong 2021 guidance. Management believes it will experience favorable tailwinds that will lead to a full rebound in development activity in 2021. We continue to hold this stock.

  – Not owning shares of JPMorgan Chase was negative for relative returns, as the US bank's shares rose amid the cyclical rally.

•  In the US growth equity portion of the Fund, a cash position detracted somewhat from performance. Security selection within consumer discretionary, information technology and consumer staples was also a headwind for results. On an individual stock basis, the largest detractors included:

  – Splunk reported disappointing results and guidance, as the company saw several large deals delayed at the end of 2020. Investor sentiment for the company has remained muted since that announcement. We continue to hold this stock.

  – Salesforce was negative for returns, although the company is experiencing good sales momentum, with strong customer interest in key digital transformation areas. However, its shares were weighed down by the announcement that the company would acquire Slack Technologies. This came as a surprise as Salesforce's Chief Executive Officer previously cited the rich valuations environment and organic growth being a priority for the company. We continue to hold this stock.

  – Not owning PayPal detracted from relative performance. The company's shares outperformed as it reported quarterly revenue that exceeded expectations. In addition, PayPal hosted an analyst day and provided new long-term guidance which, together with optimism around incorporating cryptocurrency and "buy now, pay later" offerings, fueled its momentum.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) detracted from the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were a headwind for performance.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Nicole Goldberger Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Paul Lang
Portfolio Manager
UBS U.S. Allocation Fund
Director
UBS Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2021. The views and opinions in the letter were current as of April 15, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2021	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.22%	27.58%	12.38%	9.55%
Class P2	12.38	27.93	12.69	9.85
After deducting maximum sales charge
Class A1	6.05	20.57	11.12	8.93
S&P 500 Index[3]	9.74	31.29	16.82	13.43
UBS U.S. Allocation Fund Benchmark[4]	8.55	23.49	12.96	10.29

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2021	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	16.01%	44.04%	11.54%	9.69%
Class P2	16.15	44.45	11.83	9.99
After deducting maximum sales charge
Class A1	9.63	36.13	10.28	9.07

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2020 prospectus, was as follows: Class A—1.01% and 1.01%; and Class P—0.74% and 0.74%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 28, 2020, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2021 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2020 to February 28, 2021.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2020	Ending account value February 28, 2021	Expenses paid during period[1] 09/01/20 to 02/28/21	Expense ratio during the period
Class A	Actual	$1,000.00	$1,122.20	$4.95	0.94%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.13	4.71	0.94
Class P	Actual	1,000.00	1,123.80	3.53	0.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.47	3.36	0.67

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2021 (unaudited)1

Top ten equity holdings	Percentage of net assets
Invesco S&P 500 Equal Weight ETF	4.5%
Microsoft Corp.	2.5
Apple, Inc.	2.4
Amazon.com, Inc.	2.3
Alphabet, Inc., Class A	2.0
AbbVie, Inc.	2.0
Wells Fargo & Co.	1.4
Starbucks Corp.	1.2
Take-Two Interactive Software, Inc.	1.2
Williams Cos., Inc./The	1.2
Total	20.7%
Top ten fixed income holdings	Percentage of net assets
U.S. Treasury Notes, 1.500% due 03/31/23	1.1%
U.S. Treasury Notes, 0.375% due 11/30/25	1.1
UMBS TBA, 2.000%	0.8
Federal National Mortgage Association Certificates, 2.000% due 03/01/51	0.8
U.S. Treasury Notes, 0.125% due 12/31/22	0.8
UMBS TBA, 2.500%	0.7
U.S. Treasury Notes, 0.625% due 08/15/30	0.7
U.S. Treasury Notes, 0.875% due 11/15/30	0.4
U.S. Treasury Bonds, 1.375% due 11/15/40	0.4
Federal National Mortgage Association Certificates, 3.500% due 02/01/48	0.4
Total	7.2%
Top five issuer breakdown by country or territory of origin	Percentage of net assets
United States	98.6%
United Kingdom	0.4
Taiwan	0.3
China	0.3
Germany	0.2
Total	99.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—February 28, 2021 (unaudited)1 (concluded)

Asset allocation	Percentage of net assets
Common stocks	55.0%
Corporate bonds	12.8
U.S. Treasury obligations	6.7
Exchange traded funds	4.5
U.S. government agency obligations	4.5
Asset-backed securities	4.1
Mortgage-backed securities	3.8
Municipal bonds	0.8
Non-U.S. government agency obligations	0.8
Preferred stocks	0.0 †
Futures and swaps	4.4
Cash equivalents and other assets less liabilities	2.6
Total	100.0%

†  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Number of shares	Value
Common stocks—55.0%
Aerospace & defense—0.2%
HEICO Corp., Class A	5,538	$641,079
Airlines—1.1%
Southwest Airlines Co.	47,652	2,770,011
Automobiles—0.6%
Li Auto, Inc., ADR*	12,100	306,977
Tesla, Inc.*	2,007	1,355,729
		1,662,706
Banks—1.4%
Wells Fargo & Co.	105,512	3,816,369
Beverages—0.3%
PepsiCo, Inc.	5,354	691,683
Biotechnology—3.0%
AbbVie, Inc.	49,581	5,341,857
Alexion Pharmaceuticals, Inc.*	7,065	1,079,179
BioMarin Pharmaceutical, Inc.*	15,791	1,222,697
BioNTech SE ADR*	2,911	317,386
		7,961,119
Capital markets—0.8%
Ameriprise Financial, Inc.	9,910	2,192,488
Chemicals—1.4%
CF Industries Holdings, Inc.	36,966	1,673,821
Westlake Chemical Corp.	24,319	2,081,463
		3,755,284
Commercial services & supplies—0.6%
Stericycle, Inc.*	23,775	1,542,284
Communications equipment—0.8%
Arista Networks, Inc.*	2,941	823,009
Ciena Corp.*	26,341	1,374,210
		2,197,219
Consumer finance—0.5%
Synchrony Financial	34,960	1,352,253
Diversified financial services—0.7%
Voya Financial, Inc.	32,542	1,961,632
Electric utilities—0.9%
NextEra Energy, Inc.	33,666	2,473,778
Electrical equipment—0.4%
Rockwell Automation, Inc.	2,956	719,136
Shoals Technologies Group, Inc.*	10,165	331,582
		1,050,718
Entertainment—2.1%
Madison Square Garden Entertainment Corp.*	7,687	828,428
Netflix, Inc.*	1,413	761,395
Sea Ltd., ADR*	3,800	895,622
Take-Two Interactive Software, Inc.*	16,765	3,092,472
		5,577,917
	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—1.0%
Prologis, Inc.	26,700	$2,645,169
Food products—2.0%
Bunge Ltd.	37,420	2,865,623
Mondelez International, Inc., Class A	45,373	2,412,029
		5,277,652
Health care equipment & supplies—1.5%
Abbott Laboratories	8,828	1,057,418
Boston Scientific Corp.*	30,936	1,199,698
Cooper Cos., Inc./The	2,089	806,626
DexCom, Inc.*	2,116	841,702
		3,905,444
Health care providers & services—1.3%
Laboratory Corp. of America Holdings*	8,420	2,020,042
UnitedHealth Group, Inc.	4,062	1,349,478
		3,369,520
Hotels, restaurants & leisure—1.2%
Airbnb, Inc., Class A*	284	58,604
Starbucks Corp.	29,277	3,162,794
		3,221,398
Insurance—1.9%
Allstate Corp./The	11,894	1,267,900
Marsh & McLennan Cos., Inc.	10,080	1,161,418
MetLife, Inc.	42,778	2,464,013
		4,893,331
Interactive media & services—3.4%
Alphabet, Inc., Class A*	2,642	5,341,886
Bumble, Inc., Class A*	1,208	81,311
Facebook, Inc., Class A*	4,963	1,278,568
IAC/InterActiveCorp*	5,269	1,290,009
Match Group, Inc.*	7,048	1,077,287
		9,069,061
Internet & direct marketing retail—3.1%
Alibaba Group Holding Ltd., ADR*	2,367	562,778
Amazon.com, Inc.*	1,982	6,130,187
Booking Holdings, Inc.*	695	1,618,315
		8,311,280
IT services—2.1%
Affirm Holdings, Inc.*	5,438	506,060
Fidelity National Information Services, Inc.	15,354	2,118,852
Visa, Inc., A Shares	13,714	2,912,717
		5,537,629
Life sciences tools & services—1.9%
10X Genomics, Inc., Class A*	4,086	727,267
Bio-Rad Laboratories, Inc., Class A*	3,930	2,297,085
IQVIA Holdings, Inc.*	6,294	1,213,420
PPD, Inc.*	24,863	871,697
		5,109,469

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Machinery—2.0%
AGCO Corp.	20,562	$2,662,368
Ingersoll Rand, Inc.*	54,219	2,512,508
		5,174,876
Media—0.9%
Comcast Corp., Class A	44,274	2,334,125
Multiline retail—1.4%
Dollar General Corp.	6,194	1,170,604
Dollar Tree, Inc.*	25,820	2,535,524
		3,706,128
Oil, gas & consumable fuels—1.8%
APA Corp.	82,105	1,619,932
Williams Cos., Inc./The	133,392	3,046,673
		4,666,605
Road & rail—0.3%
Union Pacific Corp.	4,350	895,926
Semiconductors & semiconductor equipment—3.0%
Advanced Micro Devices, Inc.*	14,473	1,223,113
Applied Materials, Inc.	10,050	1,187,810
Marvell Technology Group Ltd.	18,823	908,774
Micron Technology, Inc.*	26,290	2,406,324
NVIDIA Corp.	1,344	737,292
Qorvo, Inc.*	5,365	937,426
Universal Display Corp.	2,780	588,498
		7,989,237
Software—7.3%
Autodesk, Inc.*	5,690	1,570,440
Coupa Software, Inc.*	3,223	1,115,996
HubSpot, Inc.*	3,483	1,793,745
Microsoft Corp.	28,885	6,712,296
Salesforce.com, Inc.*	8,554	1,851,941
ServiceNow, Inc.*	3,410	1,819,099
Splunk, Inc.*	6,322	904,109
Trade Desk, Inc./The, Class A*	1,382	1,113,049
VMware, Inc., Class A*	12,424	1,717,121
Zscaler, Inc.*	4,009	821,965
		19,419,761
Specialty retail—0.6%
Lowe's Cos., Inc.	10,183	1,626,734
Technology hardware, storage & peripherals—3.0%
Apple, Inc.	52,531	6,369,909
Western Digital Corp.	24,197	1,658,221
		8,028,130
Trading companies & distributors—0.5%
United Rentals, Inc.*	3,990	1,186,546
Total common stocks (cost—$105,342,978)		146,014,561
	Number of shares	Value
Preferred stocks—0.0%†
Financial services—0.0%†
Squaretwo Financial Corp.[1,2] (cost—$0)	35,000	$0
Exchange traded funds—4.5%
Invesco S&P 500 Equal Weight ETF[3] (cost—$12,243,167)	89,741	12,043,242
	Face amount
Asset-backed securities—4.1%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	$175,000	183,615
Series 2020-2, Class B, 0.970%, due 02/18/26	350,000	353,315
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%,
0.791%, due 05/15/28[4]	350,000	346,200
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[5]	275,000	279,014
CF Hippolyta LLC, Series 2020-1, Class A1, 1.690%, due 07/15/60[5]	238,595	240,456
Dell Equipment Finance Trust, Series 2018-1, Class C, 3.530%, due 06/22/23[5]	331,000	333,184
Series 2018-1, Class D, 3.850%, due 06/24/24[5]	210,000	211,476
Series 2020-2, Class D, 1.920%, due 03/23/26[5]	275,000	279,754
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	36,166	36,540
Series 2018-4, Class D, 4.090%, due 01/15/26	250,000	258,838
DT Auto Owner Trust, Series 2021-1A, Class C, 0.840%, due 10/15/26[5]	325,000	325,037
Series 2021-1A, Class D, 1.160%, due 11/16/26[5]	325,000	323,867
Exeter Automobile Receivables Trust, Series 2018-1A, Class D, 3.530%, due 11/15/23[5]	150,000	153,724
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, due 07/15/31[5]	560,000	608,776
Series 2020-1, Class A, 2.040%, due 08/15/31[5]	450,000	470,429
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.720%, due 09/20/29[5]	350,000	358,350
Series 2020-1A, Class D, 2.260%, due 02/20/30[5]	350,000	359,060

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Series 2021-1A, Class D, 1.390%, due 03/20/31[5,6]	$675,000	$673,056
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%,
1.356%, due 03/17/37[4,5]	150,000	150,119
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1, Class AT1, 1.035%, due 12/16/52[5]	175,000	174,943
NRZ Advance Receivables Trust, Series 2020-T3, Class AT3, 1.317%, due 10/15/52[5]	150,000	150,552
Ocwen Master Advance Receivables Trust, Series 2020-T1, Class AT1, 1.278%, due 08/15/52[5]	325,000	327,297
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class A, 3.630%, due 09/14/27[5]	550,000	600,079
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, due 09/14/35[5]	150,000	152,885
Series 2020-2A, Class B, 2.210%, due 09/14/35[5]	300,000	308,504
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class B, 0.770%, due 12/15/25[5]	475,000	476,882
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	89,851	90,018
Series 2018-2, Class C, 3.350%, due 07/17/23	88,747	89,332
Series 2018-2, Class D, 3.880%, due 02/15/24	225,000	231,658
Series 2020-2, Class B, 0.960%, due 11/15/24	350,000	352,337
Series 2021-1, Class D, 1.130%, due 11/16/26	750,000	748,067
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[5]	175,000	178,614
Series 2018-2, Class B, 3.790%, due 04/26/27[5]	189,769	192,951
Series 2018-3, Class B, 4.020%, due 08/25/27[5]	200,000	204,857
Series 2019-1, Class A, 3.240%, due 02/25/28[5]	50,153	50,416
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.180%, due 01/22/24[5]	150,000	152,155
Series 2020-A, Class D, 2.330%, due 02/20/24[5]	150,000	153,532
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	226,210
Total asset-backed securities (cost—$10,599,834)		10,806,099
	Face amount	Value
Corporate bonds—12.8%
Advertising—0.0%†
Lamar Media Corp. 4.875%, due 01/15/29	$5,000	$5,263
Aerospace & defense—0.1%
Raytheon Technologies Corp. 4.125%, due 11/16/28	150,000	172,946
Spirit AeroSystems, Inc. 7.500%, due 04/15/25[5]	20,000	21,156
TransDigm, Inc. 4.625%, due 01/15/29[5]	65,000	63,944
6.375%, due 06/15/26	25,000	25,754
		283,800
Agriculture—0.1%
Philip Morris International, Inc. 2.900%, due 11/15/21	180,000	183,417
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	84,339
		267,756
Airlines—0.0%†
Delta Air Lines, Inc. 7.000%, due 05/01/25[5]	60,000	69,901
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[5]	30,000	32,775
		102,676
Apparel—0.0%†
Hanesbrands, Inc. 5.375%, due 05/15/25[5]	25,000	26,495
William Carter Co./The 5.500%, due 05/15/25[5]	30,000	31,650
5.625%, due 03/15/27[5]	10,000	10,531
Wolverine World Wide, Inc. 6.375%, due 05/15/25[5]	30,000	32,062
		100,738
Auto manufacturers—0.3%
Allison Transmission, Inc. 5.875%, due 06/01/29[5]	50,000	54,000
Ford Motor Co. 7.450%, due 07/16/31	20,000	25,925
8.500%, due 04/21/23	30,000	33,525
9.000%, due 04/22/25	20,000	24,196
Ford Motor Credit Co. LLC 3.375%, due 11/13/25	200,000	203,272
General Motors Co. 6.600%, due 04/01/36	200,000	272,433
General Motors Financial Co., Inc. 5.200%, due 03/20/23	30,000	32,712
Navistar International Corp. 6.625%, due 11/01/25[5]	35,000	36,371
9.500%, due 05/01/25[5]	20,000	22,375
PM General Purchaser LLC 9.500%, due 10/01/28[5]	15,000	16,514
		721,323

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Auto parts & equipment—0.1%
Clarios Global LP 6.750%, due 05/15/25[5]	$5,000	$5,368
Clarios Global LP/Clarios U.S. Finance Co. 6.250%, due 05/15/26[5]	5,000	5,325
8.500%, due 05/15/27[5]	15,000	16,185
Dana Financing Luxembourg SARL 5.750%, due 04/15/25[5]	30,000	30,772
Dana, Inc. 5.375%, due 11/15/27	10,000	10,450
5.625%, due 06/15/28	10,000	10,612
Meritor, Inc. 4.500%, due 12/15/28[5]	5,000	5,094
6.250%, due 06/01/25[5]	40,000	42,600
Tenneco, Inc. 7.875%, due 01/15/29[5]	5,000	5,605
		132,011
Banks—2.7%
Bank of America Corp. 5.700%, due 01/24/22	550,000	576,765
6.110%, due 01/29/37	350,000	484,319
Series Z, (fixed, converts to FRN on 10/23/24), 6.500%, due 10/23/24[7]	25,000	27,820
Bank of America Corp. MTN 4.200%, due 08/26/24	120,000	133,197
Bank of New York Mellon Corp./The MTN 1.600%, due 04/24/25	150,000	154,304
Barclays PLC 4.337%, due 01/10/28	505,000	571,069
Citigroup, Inc. (fixed, converts to FRN on 03/20/29), 3.980%, due 03/20/30	150,000	170,079
5.500%, due 09/13/25	500,000	591,247
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[7]	30,000	31,275
6.675%, due 09/13/43	125,000	192,100
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	160,000	210,739
5.750%, due 01/24/22	200,000	209,730
Goldman Sachs Group, Inc./The MTN 3 mo. USD LIBOR + 1.600%,
1.790%, due 11/29/23[4]	600,000	620,880
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	280,326
JPMorgan Chase & Co. 3.875%, due 09/10/24	550,000	606,541
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	150,000	175,261
4.625%, due 05/10/21	260,000	262,195
Series R, (fixed, converts to FRN on 08/01/23), 6.000%, due 08/01/23[7]	50,000	52,939
Kreditanstalt fuer Wiederaufbau 2.369%, due 04/18/36[8]	105,000	77,275
	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Lloyds Banking Group PLC 4.582%, due 12/10/25	$200,000	$226,379
Morgan Stanley 4.300%, due 01/27/45	150,000	184,073
4.875%, due 11/01/22	720,000	771,933
Morgan Stanley, GMTN 4.350%, due 09/08/26	365,000	419,356
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	95,000	103,395
		7,133,197
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	75,000	90,042
4.900%, due 02/01/46	30,000	36,084
		126,126
Biotechnology—0.1%
Biogen, Inc. 3.250%, due 02/15/51[5]	56,000	54,534
Gilead Sciences, Inc. 2.950%, due 03/01/27	200,000	216,506
4.750%, due 03/01/46	50,000	61,659
		332,699
Building materials—0.1%
Builders FirstSource, Inc. 5.000%, due 03/01/30[5]	15,000	15,764
6.750%, due 06/01/27[5]	5,000	5,363
Cornerstone Building Brands, Inc. 6.125%, due 01/15/29[5]	5,000	5,125
Griffon Corp. 5.750%, due 03/01/28	20,000	21,000
JELD-WEN, Inc. 4.625%, due 12/15/25[5]	10,000	10,100
4.875%, due 12/15/27[5]	15,000	15,571
Patrick Industries, Inc. 7.500%, due 10/15/27[5]	35,000	38,194
SRM Escrow Issuer LLC 6.000%, due 11/01/28[5]	35,000	36,356
Standard Industries, Inc. 4.375%, due 07/15/30[5]	10,000	10,319
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[5]	2,000	2,123
6.500%, due 03/15/27[5]	25,000	26,444
U.S. Concrete, Inc. 5.125%, due 03/01/29[5]	30,000	30,900
		217,259
Chemicals—0.1%
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	118,936

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Chemicals—(concluded)
NOVA Chemicals Corp. 5.250%, due 06/01/27[5]	$75,000	$78,188
Nutrien Ltd. 4.200%, due 04/01/29	100,000	116,124
WR Grace & Co-Conn 5.625%, due 10/01/24[5]	50,000	54,404
		367,652
Commercial services—0.2%
ASGN, Inc. 4.625%, due 05/15/28[5]	30,000	31,275
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, due 03/01/29[5,6]	10,000	10,225
Garda World Security Corp. 9.500%, due 11/01/27[5]	27,000	29,160
Gartner, Inc. 3.750%, due 10/01/30[5]	10,000	10,125
4.500%, due 07/01/28[5]	10,000	10,500
Herc Holdings, Inc. 5.500%, due 07/15/27[5]	30,000	31,575
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.000%, due 02/01/26[5]	25,000	25,438
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[5]	30,000	31,608
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[5]	5,000	4,874
Rent-A-Center, Inc. 6.375%, due 02/15/29[5]	10,000	10,401
Service Corp. International 5.125%, due 06/01/29	35,000	37,822
TMS International Holding Corp. 7.250%, due 08/15/25[5]	50,000	51,010
United Rentals North America, Inc. 3.875%, due 11/15/27	40,000	41,668
WW International, Inc. 8.625%, due 12/01/25[5]	50,000	52,184
Yale University, Series 2020, 1.482%, due 04/15/30	100,000	98,448
		476,313
Computers—0.2%
Apple, Inc. 3.850%, due 05/04/43	210,000	245,087
Banff Merger Sub, Inc. 9.750%, due 09/01/26[5]	25,000	26,640
Booz Allen Hamilton, Inc. 3.875%, due 09/01/28[5]	10,000	10,243
International Business Machines Corp. 5.875%, due 11/29/32	175,000	239,807
NCR Corp. 8.125%, due 04/15/25[5]	10,000	10,886
	Face amount	Value
Corporate bonds—(continued)
Computers—(concluded)
Science Applications International Corp. 4.875%, due 04/01/28[5]	$10,000	$10,425
Seagate HDD Cayman 3.125%, due 07/15/29[5]	10,000	9,584
Western Digital Corp. 4.750%, due 02/15/26	50,000	55,298
		607,970
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 4.000%, due 01/15/28[5]	10,000	10,100
Avient Corp. 5.750%, due 05/15/25[5]	20,000	21,204
IAA, Inc. 5.500%, due 06/15/27[5]	35,000	36,541
Performance Food Group, Inc. 5.500%, due 10/15/27[5]	10,000	10,501
6.875%, due 05/01/25[5]	30,000	32,025
		110,371
Diversified financial services—0.5%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	103,384
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	73,877
Capital One Financial Corp. 3.750%, due 07/28/26	200,000	220,408
GE Capital Funding LLC 3.450%, due 05/15/25[5]	200,000	217,270
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35	200,000	228,408
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[5]	10,000	10,201
6.000%, due 01/15/27[5]	30,000	31,500
OneMain Finance Corp. 5.375%, due 11/15/29	10,000	10,550
5.625%, due 03/15/23	35,000	37,188
6.125%, due 03/15/24	30,000	32,194
7.125%, due 03/15/26	100,000	115,500
8.875%, due 06/01/25	15,000	16,479
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625%, due 03/01/29[5]	45,000	44,550
Visa, Inc. 2.000%, due 08/15/50	50,000	42,514
		1,184,023
Electric—0.9%
Alabama Power Co. 6.000%, due 03/01/39	30,000	42,230
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	86,578
4.450%, due 01/15/49	200,000	241,379
Calpine Corp. 4.625%, due 02/01/29[5]	25,000	24,687
5.000%, due 02/01/31[5]	30,000	29,692

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
5.125%, due 03/15/28[5]	$30,000	$30,150
Clearway Energy Operating LLC 4.750%, due 03/15/28[5]	25,000	26,719
Dominion Energy, Inc. 3.900%, due 10/01/25	150,000	167,388
DTE Electric Co. 3.950%, due 03/01/49	100,000	119,222
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	150,000	180,059
Exelon Corp. 3.400%, due 04/15/26	170,000	187,454
4.450%, due 04/15/46	250,000	293,887
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	64,308
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	100,000	123,211
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	100,000	114,350
Northern States Power Co. 2.600%, due 05/15/23	50,000	51,946
NRG Energy, Inc. 3.625%, due 02/15/31[5]	25,000	24,625
5.250%, due 06/15/29[5]	10,000	10,554
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	45,144
Pike Corp. 5.500%, due 09/01/28[5]	10,000	10,400
Southern California Edison Co. 3.650%, due 02/01/50	175,000	179,809
Southern Power Co. 5.250%, due 07/15/43	160,000	189,073
Talen Energy Supply LLC 7.250%, due 05/15/27[5]	30,000	31,425
10.500%, due 01/15/26[5]	30,000	28,650
Virginia Electric and Power Co. 4.600%, due 12/01/48	100,000	127,193
Vistra Operations Co. LLC 5.000%, due 07/31/27[5]	65,000	68,006
		2,498,139
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[5]	20,000	19,950
4.750%, due 06/15/28[5]	25,000	25,555
		45,505
Electronics—0.0%†
Sensata Technologies, Inc. 3.750%, due 02/15/31[5]	10,000	10,037
Energy-Alternate Sources—0.0%†
TerraForm Power Operating LLC 4.750%, due 01/15/30[5]	30,000	31,588
	Face amount	Value
Corporate bonds—(continued)
Engineering & construction—0.1%
AECOM 5.125%, due 03/15/27	$55,000	$60,088
5.875%, due 10/15/24	20,000	22,200
KBR, Inc. 4.750%, due 09/30/28[5]	10,000	10,275
MasTec, Inc. 4.500%, due 08/15/28[5]	10,000	10,452
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[5]	35,000	36,050
9.750%, due 07/15/28[5]	20,000	22,400
TopBuild Corp. 3.625%, due 03/15/29[5,6]	15,000	15,056
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[5]	30,000	31,350
		207,871
Entertainment—0.1%
Affinity Gaming 6.875%, due 12/15/27[5]	10,000	10,600
Caesars Entertainment, Inc. 6.250%, due 07/01/25[5]	65,000	68,818
8.125%, due 07/01/27[5]	30,000	32,691
CCM Merger, Inc. 6.375%, due 05/01/26[5]	10,000	10,600
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[5]	35,000	36,433
Scientific Games International, Inc. 8.625%, due 07/01/25[5]	30,000	32,306
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875%, due 11/01/27[5]	35,000	34,913
WMG Acquisition Corp. 3.000%, due 02/15/31[5]	10,000	9,613
		235,974
Environmental control—0.1%
Clean Harbors, Inc. 4.875%, due 07/15/27[5]	15,000	15,638
5.125%, due 07/15/29[5]	25,000	26,937
Covanta Holding Corp. 5.000%, due 09/01/30	20,000	20,750
GFL Environmental, Inc. 3.750%, due 08/01/25[5]	10,000	10,212
4.000%, due 08/01/28[5]	10,000	9,750
8.500%, due 05/01/27[5]	20,000	22,000
Harsco Corp. 5.750%, due 07/31/27[5]	15,000	15,638
Stericycle, Inc. 3.875%, due 01/15/29[5]	15,000	15,107
Waste Pro USA, Inc. 5.500%, due 02/15/26[5]	60,000	61,681
		197,713

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Food—0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, due 03/15/29[5]	$5,000	$4,804
4.875%, due 02/15/30[5]	20,000	20,704
5.875%, due 02/15/28[5]	15,000	15,975
7.500%, due 03/15/26[5]	30,000	32,823
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, due 11/15/28[5]	10,000	10,325
7.500%, due 04/15/25[5]	55,000	56,926
JBS USA LUX SA/JBS USA Finance, Inc. 6.750%, due 02/15/28[5]	50,000	54,873
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.500%, due 01/15/30[5]	25,000	28,000
Kraft Heinz Foods Co. 3.875%, due 05/15/27	25,000	27,327
4.250%, due 03/01/31	50,000	56,136
5.000%, due 07/15/35	35,000	42,344
5.200%, due 07/15/45	35,000	42,061
6.875%, due 01/26/39	25,000	35,053
Kroger Co./The 2.800%, due 08/01/22	100,000	103,181
3.850%, due 08/01/23	160,000	171,696
3.875%, due 10/15/46	100,000	109,884
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[5]	5,000	5,450
Post Holdings, Inc. 4.625%, due 04/15/30[5]	50,000	50,750
5.500%, due 12/15/29[5]	5,000	5,381
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625%, due 03/01/29[5,6]	30,000	30,387
TreeHouse Foods, Inc. 4.000%, due 09/01/28	5,000	5,139
United Natural Foods, Inc. 6.750%, due 10/15/28[5]	30,000	31,425
		940,644
Forest Products & Paper—0.0%†
Clearwater Paper Corp. 4.750%, due 08/15/28[5]	30,000	30,723
Mercer International, Inc. 5.125%, due 02/01/29[5]	10,000	10,139
		40,862
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	62,000	70,637
4.900%, due 11/30/46	50,000	67,783
Avantor Funding, Inc. 4.625%, due 07/15/28[5]	60,000	62,551
Hill-Rom Holdings, Inc. 4.375%, due 09/15/27[5]	10,000	10,425
Hologic, Inc. 4.625%, due 02/01/28[5]	10,000	10,577
	Face amount	Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Medtronic, Inc. 4.375%, due 03/15/35	$97,000	$121,963
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[5]	12,000	13,110
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	55,029
		412,075
Healthcare-services—0.3%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[5]	30,000	31,312
Catalent Pharma Solutions, Inc. 3.125%, due 02/15/29[5]	15,000	14,820
Centene Corp. 2.500%, due 03/01/31	35,000	33,852
3.000%, due 10/15/30	60,000	60,942
4.625%, due 12/15/29	95,000	102,505
Charles River Laboratories International, Inc. 4.250%, due 05/01/28[5]	10,000	10,438
CHS/Community Health Systems, Inc. 5.625%, due 03/15/27[5]	5,000	5,266
6.875%, due 04/15/29[5]	10,000	10,265
8.000%, due 03/15/26[5]	40,000	42,708
DaVita, Inc. 4.625%, due 06/01/30[5]	25,000	25,437
Encompass Health Corp. 4.500%, due 02/01/28	60,000	62,377
HCA, Inc. 5.375%, due 02/01/25	120,000	134,550
Legacy LifePoint Health LLC 4.375%, due 02/15/27[5]	60,000	59,645
MEDNAX, Inc. 6.250%, due 01/15/27[5]	20,000	21,124
Molina Healthcare, Inc. 3.875%, due 11/15/30[5]	10,000	10,475
4.375%, due 06/15/28[5]	5,000	5,200
Select Medical Corp. 6.250%, due 08/15/26[5]	25,000	26,750
Syneos Health, Inc. 3.625%, due 01/15/29[5]	10,000	9,800
Tenet Healthcare Corp. 4.625%, due 07/15/24	35,000	35,525
4.625%, due 06/15/28[5]	10,000	10,403
4.875%, due 01/01/26[5]	35,000	36,179
5.125%, due 11/01/27[5]	35,000	36,687
6.125%, due 10/01/28[5]	60,000	63,162
UnitedHealth Group, Inc. 4.625%, due 07/15/35	40,000	50,481
		899,903
Home builders—0.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875%, due 02/15/30[5]	30,000	30,358

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Home builders—(concluded)
Installed Building Products, Inc. 5.750%, due 02/01/28[5]	$10,000	$10,625
KB Home 4.800%, due 11/15/29	10,000	10,750
6.875%, due 06/15/27	65,000	76,537
Mattamy Group Corp. 4.625%, due 03/01/30[5]	25,000	25,969
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[5]	28,000	29,896
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[5]	25,000	25,813
Williams Scotsman International, Inc. 4.625%, due 08/15/28[5]	30,000	30,825
		240,773
Household products/wares—0.0%†
Prestige Brands, Inc. 3.750%, due 04/01/31[5,6]	10,000	9,752
Spectrum Brands, Inc. 5.000%, due 10/01/29[5]	5,000	5,325
		15,077
Housewares—0.0%†
Newell Brands, Inc. 6.000%, due 04/01/46[9]	25,000	32,290
Insurance—0.5%
Allstate Corp./The 3.280%, due 12/15/26	200,000	223,646
3.850%, due 08/10/49	50,000	58,215
American International Group, Inc. 2.500%, due 06/30/25	75,000	79,291
Aon PLC 4.750%, due 05/15/45	50,000	63,086
Berkshire Hathaway Finance Corp. 3.000%, due 05/15/22	150,000	155,166
4.250%, due 01/15/49	100,000	121,226
HUB International Ltd. 7.000%, due 05/01/26[5]	50,000	52,102
Lincoln National Corp. 4.000%, due 09/01/23	150,000	162,829
MetLife, Inc. 4.125%, due 08/13/42	130,000	155,877
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	110,000	161,563
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[5]	50,000	58,586
		1,291,587
Internet—0.1%
Amazon.com, Inc. 2.500%, due 06/03/50	150,000	138,670
ANGI Group LLC 3.875%, due 08/15/28[5]	10,000	10,225
	Face amount	Value
Corporate bonds—(continued)
Internet—(concluded)
Arches Buyer, Inc. 4.250%, due 06/01/28[5]	$10,000	$10,083
6.125%, due 12/01/28[5]	15,000	15,506
Netflix, Inc. 5.875%, due 02/15/25	15,000	17,202
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6.000%, due 02/15/28[5]	2,000	2,012
		193,698
Investment companies—0.0%†
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	13,000	13,000
Iron & steel—0.0%†
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[5]	5,000	5,361
Cleveland-Cliffs, Inc. 4.625%, due 03/01/29[5]	10,000	9,788
4.875%, due 03/01/31[5]	10,000	9,756
Commercial Metals Co. 3.875%, due 02/15/31	10,000	10,000
United States Steel Corp. 6.875%, due 03/01/29	10,000	9,806
		44,711
Leisure Time—0.1%
Carnival Corp. 5.750%, due 03/01/27[5]	15,000	15,227
7.625%, due 03/01/26[5]	10,000	10,513
9.875%, due 08/01/27[5]	25,000	28,752
11.500%, due 04/01/23[5]	50,000	57,010
NCL Corp. Ltd. 5.875%, due 03/15/26[5]	10,000	10,048
Royal Caribbean Cruises Ltd. 9.125%, due 06/15/23[5]	25,000	27,437
VOC Escrow Ltd. 5.000%, due 02/15/28[5]	20,000	19,680
		168,667
Lodging—0.0%†
Boyd Gaming Corp. 4.750%, due 12/01/27	20,000	20,332
8.625%, due 06/01/25[5]	40,000	44,000
		64,332
Machinery-construction & mining—0.0%†
BWX Technologies, Inc. 4.125%, due 06/30/28[5]	10,000	10,387
Machinery-diversified—0.0%†
GrafTech Finance, Inc. 4.625%, due 12/15/28[5]	25,000	25,505
Mueller Water Products, Inc. 5.500%, due 06/15/26[5]	45,000	46,423
		71,928

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Media—0.7%
Cable One, Inc. 4.000%, due 11/15/30[5]	$30,000	$30,000
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[5]	20,000	20,250
4.500%, due 08/15/30[5]	5,000	5,178
4.500%, due 05/01/32[5]	75,000	77,040
4.750%, due 03/01/30[5]	50,000	52,185
5.375%, due 06/01/29[5]	50,000	53,886
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	150,000	168,146
Comcast Corp. 3.969%, due 11/01/47	285,000	325,393
4.600%, due 10/15/38	225,000	280,274
CSC Holdings LLC 7.500%, due 04/01/28[5]	25,000	27,536
Fox Corp. 3.050%, due 04/07/25	25,000	26,860
5.576%, due 01/25/49	50,000	65,821
Liberty Interactive LLC 8.250%, due 02/01/30	30,000	34,987
Nexstar Broadcasting, Inc. 4.750%, due 11/01/28[5]	10,000	10,213
5.625%, due 07/15/27[5]	35,000	36,969
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[5]	10,000	10,125
6.500%, due 09/15/28[5]	50,000	52,500
Scripps Escrow II, Inc. 5.375%, due 01/15/31[5]	25,000	25,344
Scripps Escrow, Inc. 5.875%, due 07/15/27[5]	30,000	31,260
Sirius XM Radio, Inc. 4.125%, due 07/01/30[5]	20,000	20,200
5.375%, due 07/15/26[5]	75,000	77,460
5.500%, due 07/01/29[5]	30,000	32,466
TEGNA, Inc. 4.750%, due 03/15/26[5]	5,000	5,325
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	34,017
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	40,546
Townsquare Media, Inc. 6.875%, due 02/01/26[5]	10,000	10,458
Univision Communications, Inc. 6.625%, due 06/01/27[5]	20,000	20,850
Urban One, Inc. 7.375%, due 02/01/28[5]	5,000	5,036
Walt Disney Co./The 2.000%, due 09/01/29	100,000	101,258
4.950%, due 10/15/45	70,000	91,406
		1,772,989
Mining—0.1%
Arconic Corp. 6.000%, due 05/15/25[5]	10,000	10,625
6.125%, due 02/15/28[5,6]	10,000	10,553
	Face amount	Value
Corporate bonds—(continued)
Mining—(concluded)
Freeport-McMoRan, Inc. 4.125%, due 03/01/28	$35,000	$36,750
4.250%, due 03/01/30	35,000	37,997
Hudbay Minerals, Inc. 4.500%, due 04/01/26[5,6]	5,000	5,066
6.125%, due 04/01/29[5]	20,000	21,554
Kaiser Aluminum Corp. 4.625%, due 03/01/28[5]	20,000	20,879
Novelis Corp. 5.875%, due 09/30/26[5]	50,000	52,094
Southern Copper Corp. 6.750%, due 04/16/40	90,000	126,112
		321,630
Miscellaneous manufacturers—0.1%
Amsted Industries, Inc. 4.625%, due 05/15/30[5]	10,000	10,460
5.625%, due 07/01/27[5]	15,000	15,900
Bombardier, Inc. 7.500%, due 12/01/24[5]	25,000	23,453
7.875%, due 04/15/27[5]	15,000	13,465
8.750%, due 12/01/21[5]	50,000	51,833
Eaton Corp. 2.750%, due 11/02/22	70,000	72,778
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	118,929
		306,818
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 3.250%, due 02/15/29	20,000	19,680
Oil & gas—0.8%
Antero Resources Corp. 7.625%, due 02/01/29[5]	30,000	31,987
Apache Corp. 4.875%, due 11/15/27	10,000	10,482
5.100%, due 09/01/40	30,000	30,610
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[5]	30,000	30,169
8.250%, due 12/31/28[5]	10,000	10,400
BP Capital Markets America, Inc. 3.017%, due 01/16/27	75,000	80,763
Burlington Resources LLC 7.200%, due 08/15/31	150,000	218,160
California Resources Corp. 7.125%, due 02/01/26[5]	30,000	30,019
Comstock Resources, Inc. 6.750%, due 03/01/29[5,6]	5,000	5,188
9.750%, due 08/15/26	35,000	38,062
Continental Resources, Inc. 3.800%, due 06/01/24	20,000	20,482
5.750%, due 01/15/31[5]	30,000	33,816
Ecopetrol SA 5.375%, due 06/26/26	325,000	364,364

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Endeavor Energy Resources LP/EER Finance, Inc. 6.625%, due 07/15/25[5]	$30,000	$31,532
EOG Resources, Inc. 3.900%, due 04/01/35	50,000	55,905
EQT Corp. 3.900%, due 10/01/27	75,000	77,791
8.250%, due 02/01/30[9]	20,000	26,159
Equinor ASA 4.800%, due 11/08/43	50,000	62,840
Exxon Mobil Corp. 4.114%, due 03/01/46	50,000	56,258
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[5]	20,000	20,375
Marathon Petroleum Corp. 4.750%, due 09/15/44	110,000	124,625
MEG Energy Corp. 5.875%, due 02/01/29[5]	30,000	30,459
7.125%, due 02/01/27[5]	30,000	31,491
Murphy Oil Corp. 6.875%, due 08/15/24	20,000	20,300
Nabors Industries, Inc. 9.000%, due 02/01/25[5]	14,000	14,420
Occidental Petroleum Corp. 3.400%, due 04/15/26	20,000	19,419
5.500%, due 12/01/25	3,000	3,177
5.550%, due 03/15/26	70,000	74,725
5.875%, due 09/01/25	20,000	21,700
6.125%, due 01/01/31	3,000	3,352
6.450%, due 09/15/36	15,000	17,100
6.625%, due 09/01/30	15,000	17,063
6.950%, due 07/01/24	30,000	33,075
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28	40,000	25,400
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	26,525
Shell International Finance BV 4.375%, due 05/11/45	100,000	119,730
Southwestern Energy Co. 8.375%, due 09/15/28	10,000	11,056
Sunoco LP/Sunoco Finance Corp. 4.500%, due 05/15/29[5]	15,000	15,000
5.875%, due 03/15/28	15,000	15,902
WPX Energy, Inc. 5.250%, due 10/15/27	200,000	213,564
		2,073,445
Oil & gas services—0.0%†
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[5]	10,000	10,419
6.875%, due 04/01/27[5]	30,000	31,656
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26	10,000	10,325
6.875%, due 09/01/27	35,000	36,750
		89,150
	Face amount	Value
Corporate bonds—(continued)
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc. 5.375%, due 01/15/28[5]	$10,000	$10,562
Graphic Packaging International LLC 3.500%, due 03/15/28[5]	35,000	35,919
4.750%, due 07/15/27[5]	15,000	16,582
Greif, Inc. 6.500%, due 03/01/27[5]	15,000	15,750
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.000%, due 09/15/28[5]	5,000	5,213
OI European Group BV 4.000%, due 03/15/23[5]	50,000	51,000
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[5]	30,000	32,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 4.000%, due 10/15/27[5]	10,000	9,969
Silgan Holdings, Inc. 4.125%, due 02/01/28	10,000	10,372
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[5]	25,000	25,375
		212,992
Pharmaceuticals—0.6%
AbbVie, Inc. 3.200%, due 05/14/26	30,000	32,730
3.800%, due 03/15/25	90,000	99,022
4.450%, due 05/14/46	200,000	235,465
Bausch Health Americas, Inc. 8.500%, due 01/31/27[5]	90,000	99,562
9.250%, due 04/01/26[5]	20,000	22,169
Bausch Health Cos., Inc. 5.000%, due 01/30/28[5]	25,000	25,500
5.250%, due 01/30/30[5]	10,000	10,167
6.250%, due 02/15/29[5]	15,000	15,986
7.000%, due 03/15/24[5]	60,000	61,302
Bristol-Myers Squibb Co. 4.125%, due 06/15/39	250,000	301,155
CVS Health Corp. 3.500%, due 07/20/22	60,000	62,287
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[5]	25,000	22,250
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[5]	30,000	32,475
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[5]	25,000	26,875
Pfizer, Inc. 7.200%, due 03/15/39	270,000	437,352
		1,484,297
Pipelines—0.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[5]	60,000	64,513
Buckeye Partners LP 4.125%, due 12/01/27	15,000	15,061

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Pipelines—(continued)
5.600%, due 10/15/44	$10,000	$9,800
5.850%, due 11/15/43	25,000	25,078
Cheniere Energy Partners 4.000%, due 03/01/31[5,6]	30,000	30,235
Cheniere Energy, Inc. 4.625%, due 10/15/28[5]	10,000	10,397
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	35,000	35,194
6.000%, due 02/01/29[5]	5,000	4,947
DCP Midstream Operating LP 5.375%, due 07/15/25	25,000	26,651
5.625%, due 07/15/27	15,000	16,233
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	50,000	49,485
EnLink Midstream LLC 5.625%, due 01/15/28[5]	10,000	10,088
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	40,037
EQM Midstream Partners LP 4.500%, due 01/15/29[5]	10,000	9,694
4.750%, due 01/15/31[5]	10,000	9,638
5.500%, due 07/15/28	10,000	10,300
6.500%, due 07/01/27[5]	20,000	21,454
Hess Midstream Operations LP 5.625%, due 02/15/26[5]	45,000	46,615
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[5]	20,000	20,149
Kinder Morgan, Inc. 4.300%, due 03/01/28	150,000	171,243
5.550%, due 06/01/45	120,000	147,472
MPLX LP 4.875%, due 06/01/25	120,000	135,999
NuStar Logistics LP 5.625%, due 04/28/27	25,000	26,125
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	25,000	24,312
Plains All American Pipeline LP/PAA Finance Corp. 3.800%, due 09/15/30	150,000	155,792
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	80,000	93,011
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	100,000	109,786
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000%, due 12/31/30[5]	25,000	24,865
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, due 01/15/32[5]	45,000	44,109
4.875%, due 02/01/31[5]	40,000	41,020
5.000%, due 01/15/28	75,000	78,083
5.500%, due 03/01/30	25,000	26,734
Western Midstream Operating LP 4.350%, due 02/01/25[9]	40,000	40,945
	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
4.650%, due 07/01/26	$25,000	$25,880
5.450%, due 04/01/44	15,000	15,900
Williams Cos., Inc./The 4.300%, due 03/04/24	80,000	87,482
		1,704,327
Real estate—0.0%†
Howard Hughes Corp./The 4.125%, due 02/01/29[5]	10,000	9,927
4.375%, due 02/01/31[5]	10,000	9,977
Realogy Group LLC/Realogy Co-Issuer Corp. 5.750%, due 01/15/29[5]	20,000	20,150
		40,054
Real estate investment trusts—0.2%
AvalonBay Communities, Inc. GMTN 3.450%, due 06/01/25	70,000	76,624
Boston Properties LP, REIT 2.750%, due 10/01/26	40,000	42,833
Equinix, Inc. 5.375%, due 05/15/27	65,000	70,239
Iron Mountain, Inc. 4.875%, due 09/15/27[5]	40,000	41,700
iStar, Inc. 4.750%, due 10/01/24	25,000	25,656
5.500%, due 02/15/26	35,000	35,788
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp. 5.250%, due 03/15/22[5]	15,000	15,075
5.250%, due 10/01/25[5]	15,000	14,906
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 3.875%, due 02/15/29[5]	25,000	25,313
4.500%, due 09/01/26	38,000	40,280
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 5.875%, due 10/01/28[5]	10,000	10,534
SBA Communications Corp. 3.125%, due 02/01/29[5]	10,000	9,727
Service Properties Trust 7.500%, due 09/15/25	25,000	28,429
Ventas Realty LP 3.500%, due 02/01/25	35,000	38,002
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	17,420
		492,526
Retail—0.3%
1011778 BC ULC/New Red Finance, Inc. 3.875%, due 01/15/28[5]	5,000	5,076
4.000%, due 10/15/30[5]	10,000	9,752
5.750%, due 04/15/25[5]	5,000	5,331
Academy Ltd. 6.000%, due 11/15/27[5]	20,000	21,094

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Retail—(concluded)
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	$10,000	$10,300
4.750%, due 03/01/30	15,000	15,713
Beacon Roofing Supply, Inc. 4.500%, due 11/15/26[5]	5,000	5,188
4.875%, due 11/01/25[5]	35,000	35,310
FirstCash, Inc. 4.625%, due 09/01/28[5]	25,000	25,973
Foundation Building Materials, Inc. 6.000%, due 03/01/29[5]	10,000	9,975
Group 1 Automotive, Inc. 4.000%, due 08/15/28[5]	10,000	10,100
Home Depot, Inc./The 2.125%, due 09/15/26	50,000	52,641
3.350%, due 09/15/25	40,000	44,100
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, due 06/01/27[5]	35,000	36,619
LBM Acquisition LLC 6.250%, due 01/15/29[5]	5,000	5,070
Lithia Motors, Inc. 4.625%, due 12/15/27[5]	15,000	15,750
Macy's, Inc. 8.375%, due 06/15/25[5]	5,000	5,525
McDonald's Corp. MTN 3.800%, due 04/01/28	225,000	254,792
4.875%, due 12/09/45	20,000	25,218
Michaels Stores, Inc. 4.750%, due 10/01/27[5]	30,000	30,675
8.000%, due 07/15/27[5]	35,000	37,362
Park River Holdings, Inc. 5.625%, due 02/01/29[5]	5,000	4,899
PetSmart, Inc. 7.125%, due 03/15/23[5]	20,000	20,036
QVC, Inc. 4.750%, due 02/15/27	10,000	10,544
4.850%, due 04/01/24	25,000	26,813
Rite Aid Corp. 7.500%, due 07/01/25[5]	30,000	31,426
8.000%, due 11/15/26[5]	20,000	21,063
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, due 09/30/26[5]	2,000	2,075
White Cap Buyer LLC 6.875%, due 10/15/28[5]	30,000	31,903
Yum! Brands, Inc. 7.750%, due 04/01/25[5]	10,000	10,973
		821,296
Semiconductors—0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	40,000	42,815
3.875%, due 01/15/27	150,000	164,457
NVIDIA Corp. 2.850%, due 04/01/30	100,000	107,561
	Face amount	Value
Corporate bonds—(continued)
Semiconductors—(concluded)
NXP BV/NXP Funding LLC 5.550%, due 12/01/28[5]	$100,000	$122,131
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[5]	95,000	105,835
QUALCOMM, Inc. 3.250%, due 05/20/27	80,000	88,651
Texas Instruments, Inc. 1.850%, due 05/15/22	90,000	91,603
		723,053
Software—0.6%
Boxer Parent Co., Inc. 7.125%, due 10/02/25[5]	27,000	29,228
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[5]	40,000	40,979
Fiserv, Inc. 3.200%, due 07/01/26	90,000	97,959
3.500%, due 07/01/29	200,000	220,411
Microsoft Corp. 2.375%, due 02/12/22	180,000	183,501
2.525%, due 06/01/50	220,000	206,726
3.500%, due 02/12/35	250,000	292,427
MSCI, Inc. 3.625%, due 09/01/30[5]	5,000	5,212
5.375%, due 05/15/27[5]	15,000	15,975
Open Text Corp. 5.875%, due 06/01/26[5]	30,000	31,056
Oracle Corp. 2.500%, due 05/15/22	130,000	133,001
2.800%, due 04/01/27	50,000	53,778
5.375%, due 07/15/40	216,000	287,127
		1,597,380
Telecommunications—0.7%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	41,292
AT&T, Inc. 3.800%, due 12/01/57[5]	117,000	111,234
6.000%, due 08/15/40	330,000	434,600
CommScope, Inc. 8.250%, due 03/01/27[5]	25,000	26,344
Consolidated Communications, Inc. 6.500%, due 10/01/28[5]	30,000	32,137
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[9]	150,000	227,909
Frontier Communications Corp. 5.875%, due 10/15/27[5]	50,000	53,500
6.750%, due 05/01/29[5]	30,000	31,416
Level 3 Financing, Inc. 4.250%, due 07/01/28[5]	30,000	30,423
LogMeIn, Inc. 5.500%, due 09/01/27[5]	40,000	41,800
Lumen Technologies, Inc. 5.625%, due 04/01/25	10,000	10,712

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Series Y, 7.500%, due 04/01/24	$25,000	$28,062
Rogers Communications, Inc. 5.000%, due 03/15/44	40,000	51,103
Sprint Capital Corp. 6.875%, due 11/15/28	25,000	31,625
Sprint Corp. 7.625%, due 02/15/25	30,000	35,700
7.625%, due 03/01/26	10,000	12,279
7.875%, due 09/15/23	75,000	86,591
T-Mobile USA, Inc. 2.550%, due 02/15/31[5]	20,000	19,889
2.875%, due 02/15/31	5,000	4,906
Telecom Italia Capital SA 6.375%, due 11/15/33	10,000	11,812
Verizon Communications, Inc. 2.987%, due 10/30/56[5]	50,000	45,062
3.376%, due 02/15/25	193,000	210,686
4.016%, due 12/03/29	182,000	208,601
4.862%, due 08/21/46	50,000	61,687
ViaSat, Inc. 5.625%, due 09/15/25[5]	50,000	51,000
5.625%, due 04/15/27[5]	15,000	15,713
		1,916,083
Transportation—0.2%
Burlington Northern Santa Fe LLC 3.050%, due 03/15/22	150,000	153,218
5.150%, due 09/01/43	110,000	147,475
Norfolk Southern Corp. 3.250%, due 12/01/21	70,000	70,991
3.400%, due 11/01/49	100,000	105,024
United Parcel Service, Inc. 3.750%, due 11/15/47	50,000	56,345
Watco Cos. LLC/Watco Finance Corp. 6.500%, due 06/15/27[5]	10,000	10,745
		543,798
Total corporate bonds (cost—$32,555,068)		33,955,456
Mortgage-backed securities—3.8%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[5,10]	213,656	215,756
Series 2020-4, Class A1, 1.469%, due 06/25/65[5,10]	229,342	231,579
Series 2020-R1, Class A1, 0.990%, due 04/25/53[5,10]	360,405	361,851
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[5,10]	97,427	98,665
Series 2019-4, Class A1, 2.993%, due 07/26/49[5,10]	225,732	228,179
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.373%, due 05/25/65[5,10]	160,739	161,950
	Face amount	Value
Mortgage-backed securities—(continued)
BANK, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	$350,000	$347,116
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[5]	350,000	397,857
BENCHMARK Mortgage Trust, Series 2019-B10, Class C, 3.750%, due 03/15/62	250,000	262,937
Series 2020-B20, Class AS, 2.375%, due 10/15/53	300,000	303,674
BX, Series 2021-MFM1, Class D, 1 mo. USD LIBOR + 1.500%,
1.612%, due 01/15/34[4,5]	175,000	175,055
CHT Mortgage Trust, Series 2017-CSMO, Class D, 1 mo. USD LIBOR + 2.250%,
2.362%, due 11/15/36[4,5]	375,000	375,177
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[10]	350,000	404,516
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[5,10]	70,273	71,260
Series 2020-3, Class A1, 1.506%, due 04/27/65[5,10]	95,374	96,115
Series 2021-1R, Class A1, 0.857%, due 05/25/65[5,10]	133,954	133,967
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[5,9]	286,548	288,095
Deephaven Residential Mortgage Trust, Series 2021-1, Class A1, 0.715%, due 05/25/65[5,10]	275,000	274,879
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.981%, due 05/25/50[5,10]	50,000	55,139
GB Trust, Series 2020-FLIX, Class C, 1 mo. USD LIBOR + 1.600%,
1.712%, due 08/15/37[4,5]	250,000	252,386
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[10]	325,000	356,172
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[5,10]	147,810	148,472
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[5]	425,000	426,313
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	271,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[10]	260,000	289,490

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
Series 2017-C34, Class C, 4.179%, due 11/15/52[10]	$150,000	$162,113
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[5,10]	99,701	100,386
ONE Mortgage Trust, Series 2021-PARK, Class C, 1 mo. USD LIBOR + 1.100%,
1.350%, due 03/15/36[4,5]	850,000	846,675
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[5,10]	210,905	214,911
Series 2020-1, Class A1, 2.376%, due 02/25/24[5,10]	95,465	96,883
Series 2020-2, Class A1, 1.654%, due 05/25/60[5,10]	178,484	180,014
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%,
2.212%, due 03/15/36[4,5]	208,928	207,877
Verus Securitization Trust, Series 2019-1, Class A1, 3.836%, due 02/25/59[5,10]	146,913	147,817
Series 2019-2, Class A1, 3.211%, due 05/25/59[5,10]	204,784	205,796
Series 2019-3, Class A1, 2.784%, due 07/25/59[5,9]	152,417	156,106
Series 2019-4, Class A1, 2.642%, due 11/25/59[5,9]	172,204	175,840
Series 2020-4, Class A1, 1.502%, due 05/25/65[5,9]	105,426	106,393
Series 2020-5, Class A1, 1.218%, due 05/25/65[5,9]	200,885	201,402
Series 2021-1, Class A1, 0.815%, due 01/25/66[5,10]	275,000	274,777
Series 2021-R1, Class A1, 0.820%, due 10/25/63[5,10]	438,487	438,788
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[5,10]	73,360	74,027
Series 2020-2, Class A1, 1.475%, due 04/25/65[5,10]	87,820	88,322
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.834%, due 05/15/51[10]	150,000	156,052
Total mortgage-backed securities (cost—$9,968,188)		10,062,440
Municipal bonds—0.8%
California—0.2%
State Of California, Department Of Water Resources Central Valley Project Water System, Taxable Refunding, Revenue Bonds 1.789%, due 12/01/35	100,000	94,788
State of California, GO Bonds 7.550%, due 04/01/39	205,000	342,889
		437,677
	Face amount	Value
Municipal bonds—(concluded)
Hawaii—0.0%†
State of Hawaii, GO Bonds, Series FZ, 2.245%, due 08/01/38	$125,000	$125,246
Massachusetts—0.0%†
Commonwealth of Massachusetts, Taxable Refunding, GO Bonds, Series D, 2.813%, due 09/01/43	40,000	41,051
Michigan—0.0%†
Michigan Finance Authority Hospital (Trinity Health Corp Obligated Group), Taxable Refunding, Revenue Bonds, Series G, 3.084%, due 12/01/34	100,000	108,191
New York—0.2%
Metropolitan Transportation Authority, Revenue Bonds 6.668%, due 11/15/39	40,000	55,329
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series C-5, 3.800%, due 05/01/29	300,000	335,679
New York State Dormitory Authority, Taxable Refunding, Revenue Bonds, Series F, 2.657%, due 02/15/28	150,000	161,043
Series F, 3.190%, due 02/15/43	100,000	104,308
		656,359
Tennessee—0.1%
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	130,049
Texas—0.1%
Texas Transportation Commission, Taxable Refunding, GO Bonds 2.472%, due 10/01/44	150,000	152,834
Utah—0.0%†
Utah Transit Authority, Taxable Refunding, Revenue Bonds, Series B, 3.443%, due 12/15/42	100,000	107,027
Virginia—0.2%
Virginia College Building Authority, Taxable Refunding, Revenue Bonds, Series B, 1.910%, due 09/01/33	400,000	397,312
Total municipal bonds (cost—$2,050,510)		2,155,746

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations—0.8%
Chile Government International Bond 3.125%, due 01/21/26	$200,000	$217,000
Colombia Government International Bond 8.125%, due 05/21/24	135,000	161,283
Indonesia Government International Bond 3.400%, due 09/18/29	200,000	213,512
Israel Government AID Bond 5.500%, due 09/18/33	175,000	247,516
Mexico Government International Bond 3.250%, due 04/16/30	200,000	202,875
4.750%, due 04/27/32	200,000	223,875
Panama Government International Bond 6.700%, due 01/26/36	265,000	356,342
8.875%, due 09/30/27	60,000	83,081
Peruvian Government International Bond 2.783%, due 01/23/31	150,000	152,437
Republic of Poland Government International Bond 5.000%, due 03/23/22	35,000	36,750
Uruguay Government International Bond 4.125%, due 11/20/45	80,000	89,675
Total non-U.S. government agency obligations (cost—$1,911,693)		1,984,346
U.S. government agency obligations—4.5%
Federal Home Loan Mortgage Corporation Certificates 3.000%, due 11/01/46	152,309	161,822
3.000%, due 07/01/47	208,261	218,942
3.000%, due 08/01/47	191,074	202,063
4.000%, due 05/01/47	209,844	227,688
5.000%, due 03/01/38	15,460	17,995
5.500%, due 05/01/37	97,024	110,521
5.500%, due 08/01/40	17,987	21,004
6.500%, due 08/01/28	35,046	39,530
Federal National Mortgage Association Certificates 1.875%, due 09/24/26	200,000	210,736
2.000%, due 01/01/51	596,268	602,733
2.000%, due 03/01/51	2,075,000	2,097,498
3.000%, due 11/01/48	301,977	318,872
3.000%, due 02/01/50	414,027	433,064
3.500%, due 12/01/47	147,589	157,178
3.500%, due 02/01/48	995,041	1,060,483
4.000%, due 12/01/39	49,833	54,962
4.000%, due 02/01/41	27,169	30,119
4.000%, due 08/01/45	143,112	159,892
4.500%, due 09/01/37	150,924	167,850
4.500%, due 07/01/47	103,748	113,904
5.000%, due 10/01/39	5,744	6,652
5.000%, due 05/01/40	8,773	10,225
5.500%, due 08/01/39	18,706	20,928
7.000%, due 08/01/32	103,898	121,945
7.500%, due 02/01/33	1,627	1,789
Government National Mortgage Association Certificate I 4.000%, due 07/15/42	35,699	39,480
Government National Mortgage Association Certificates II 3.000%, due 01/20/47	82,123	86,838
	Face amount	Value
U.S. government agency obligations—(concluded)
3.000%, due 07/20/47	$236,231	$249,471
3.000%, due 08/20/47	178,538	188,321
3.500%, due 04/20/47	228,016	243,745
6.000%, due 11/20/28	361	410
6.000%, due 02/20/29	763	867
6.000%, due 02/20/34	222,775	249,458
UMBS TBA 2.000%	2,100,000	2,121,246
2.500%	1,850,000	1,920,594
3.000%	200,000	209,312
Total U.S. government agency obligations (cost—$11,723,187)		11,878,137
U.S. Treasury obligations—6.7%
U.S. Treasury Bonds 1.250%, due 05/15/50	850,000	686,441
1.375%, due 11/15/40	1,293,000	1,156,427
1.375%, due 08/15/50	555,000	463,338
2.000%, due 02/15/50	145,000	141,245
2.250%, due 08/15/49	305,000	313,769
2.875%, due 05/15/49	535,000	623,045
3.125%, due 02/15/42	485,000	579,234
3.375%, due 11/15/48	220,000	279,495
3.750%, due 11/15/43	230,000	301,624
U.S. Treasury Inflation Index Note (TIPS) 0.250%, due 07/15/29	2,037	2,256
U.S. Treasury Notes 0.125%, due 07/31/22	1,000,000	1,000,117
0.125%, due 12/31/22	2,000,000	1,999,922
0.250%, due 10/31/25	990,000	971,399
0.375%, due 11/30/25	2,925,000	2,883,524
0.500%, due 10/31/27	660,000	635,843
0.625%, due 08/15/30	1,890,000	1,764,492
0.875%, due 11/15/30	1,250,000	1,191,797
1.500%, due 03/31/23	2,825,000	2,904,122
1.625%, due 08/15/29	10,000	10,290
Total U.S. Treasury obligations (cost—$18,325,607)		17,908,380
	Number of shares
Short-term investments—8.3%
Investment companies—8.3%
State Street Institutional U.S. Government Money Market, 0.090%[11] (cost—$22,036,214)	22,036,214	22,036,214
Investment of cash collateral from securities loaned—3.3%
Money market funds—3.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.050%[11] (cost—$8,804,262)	8,804,262	8,804,262
Total investments (cost—$235,560,708)—104.6%		277,648,883
Liabilities in excess of other assets—(4.6)%		(12,191,833)
Net assets—100.0%		$265,457,050

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
78	USD	Russell 1000 E-Mini Index Futures	March 2021	$5,169,208	$5,508,360	$339,152
161	USD	Russell 2000 Value E-Mini Index Futures	March 2021	15,378,310	17,703,560	2,325,250
U.S. Treasury futures buy contracts:
4	USD	U.S. Treasury Note 2 Year Futures	June 2021	$883,728	$883,063	$(665)
36	USD	U.S. Treasury Note 5 Year Futures	June 2021	4,467,107	4,462,875	(4,232)
Total				$25,898,353	$28,557,858	$2,659,505
Index futures sell contracts:
28	USD	S&P 500 E-Mini Index Futures	March 2021	$(5,115,890)	$(5,332,880)	$(216,990)
U.S. Treasury futures sell contracts:
4	USD	U.S. Long Bond Futures	June 2021	$(643,619)	$(636,875)	$6,744
81	USD	U.S. Treasury Note 10 Year Futures	June 2021	(10,869,070)	(10,750,219)	118,851
Total				$(16,628,579)	$(16,719,974)	$(91,395)
Net unrealized appreciation (depreciation)						$2,568,110

Centrally cleared credit default swap agreements on credit indices—buy protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 35 Index	USD	10,600	12/20/25	Quarterly	1.000%	$(236,860)	$(242,749)	$(5,889)

Centrally cleared credit default swap agreements on credit indices—sell protection14

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 34 Index	USD	1,334	06/20/25	Quarterly	5.000%	$44,061	$123,697	$79,636

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investment:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$146,014,561	$—	$—	$146,014,561
Preferred stocks	—	—	0	0
Exchange traded funds	12,043,242	—	—	12,043,242
Asset-backed securities	—	10,806,099	—	10,806,099
Corporate bonds	—	33,955,456	—	33,955,456
Mortgage-backed securities	—	10,062,440	—	10,062,440
Municipal bonds	—	2,155,746	—	2,155,746
Non-U.S. government agency obligations	—	1,984,346	—	1,984,346
U.S. government agency obligations	—	11,878,137	—	11,878,137
U.S. Treasury obligations	—	17,908,380	—	17,908,380
Short-term investments	—	22,036,214	—	22,036,214
Investment of cash collateral from securities loaned	—	8,804,262	—	8,804,262
Futures contracts	2,789,997	—	—	2,789,997
Swap agreements	—	123,697	—	123,697
Total	$160,847,800	$119,714,777	$0	$280,562,577
Liabilities
Futures contracts	$(221,887)	$—	$—	$(221,887)
Swap agreements	—	(242,749)	—	(242,749)
Total	$(221,887)	$(242,749)	$—	$(464,636)

At February 28, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

2  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

3  Security, or portion thereof, was on loan at the period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $22,925,259, represented 8.6% of the Fund's net assets at period end.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Perpetual investment. Date shown reflects the next call date.

8  Rate shown reflects annualized yield at the period end on zero coupon bond.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown reflects 7 day yield as of February 28, 2021.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2021 (unaudited)

Portfolio footnotes—(concluded)

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

Portfolio acronyms

ADR  American Depositary Receipt

ETF  Exchange Traded Fund

FRN  Floating Rate Note

GMTN  Global Medium Term Note

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

REIT  Real Estate Investment Trust

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 28, 2021 (unaudited)

Assets:
Investments, at value (cost—$235,560,708)[1]	$277,648,883
Cash collateral on futures	1,364,270
Cash collateral on swap agreements	129,632
Receivable for investments sold	63,815
Receivable for fund shares sold	1,295
Receivable for interest and dividends	640,777
Receivable for variation margin on futures contracts	2,568,891
Receivable for variation margin on centrally cleared swap agreements	70,391
Other assets	27,950
Total assets	282,515,904
Liabilities:
Due to broker	2,548,868
Payable for cash collateral from securities loaned	8,804,262
Payable for investments purchased	5,115,495
Payable for fund shares redeemed	103,188
Payable to affiliate	308,560
Payable to custodian	35,150
Accrued expenses and other liabilities	143,331
Total liabilities	17,058,854
Net assets	$265,457,050
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$201,403,575
Distributable earnings (losses)	64,053,475
Net assets	$265,457,050
Class A
Net assets	$232,088,701
Shares outstanding	4,186,879
Net asset value per share	$55.43
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$58.66
Class P
Net assets	$33,368,349
Shares outstanding	588,819
Net asset value and offering price per share	$56.67

1  Includes $10,628,506 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 28, 2021 (unaudited)

Investment income:
Dividends	$841,986
Interest	1,010,751
Securities lending	1,311
Foreign tax withheld	(44)
Total income	1,854,004
Expenses:
Investment management and administration fees	630,070
Service fees–Class A	276,351
Transfer agency and related services fees–Class A	59,590
Transfer agency and related services fees–Class P	6,221
Custody and fund accounting fees	19,967
Trustees fees	8,312
Professional services fees	66,205
Printing and shareholder report fees	24,651
Federal and state registration fees	21,287
Insurance expense	873
Other expenses	31,307
Total expenses	1,144,834
Net investment income (loss)	709,170
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	18,502,298
Options and swaptions written	7,852
Futures contracts	6,124,446
Swap agreements	258,728
Net realized gain (loss)	24,893,324
Change in net unrealized appreciation (depreciation) on:
Investments	2,919,725
Futures contracts	1,303,737
Swap agreements	(232,855)
Net change in unrealized appreciation (depreciation)	3,990,607
Net realized and unrealized gain (loss)	28,883,931
Net increase (decrease) in net assets resulting from operations	$29,593,101

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2021 (unaudited)	For the year ended August 31, 2020
From operations:
Net investment income (loss)	$709,170	$2,380,567
Net realized gain (loss)	24,893,324	8,528,704
Net change in unrealized appreciation (depreciation)	3,990,607	25,046,814
Net increase (decrease) in net assets resulting from operations	29,593,101	35,956,085
Total distributions–Class A	(15,276,332)	(4,153,451)
Total distributions–Class P	(2,245,882)	(637,135)
Total distributions	(17,522,214)	(4,790,586)
From beneficial interest transactions:
Proceeds from shares sold	2,213,521	2,869,428
Cost of shares redeemed	(11,358,291)	(22,898,564)
Shares issued on reinvestment of dividends and distributions	15,742,724	4,300,293
Net increase (decrease) in net assets from beneficial interest transactions	6,597,954	(15,728,843)
Net increase (decrease) in net assets	18,668,841	15,436,656
Net assets:
Beginning of period	246,788,209	231,351,553
End of period	$265,457,050	$246,788,209

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended February 28, 2021	Years ended August 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$52.91	$46.27	$51.30	$47.61	$43.06	$40.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.48	0.61	0.44	0.28	0.17
Net realized and unrealized gain (loss)	6.20	7.13	(0.89)	4.37	4.45	2.65
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	6.34	7.61	(0.28)	4.81	4.73	2.83
Dividends from net investment income	(0.64)	(0.34)	(0.51)	(0.26)	(0.18)	—
Distributions from net realized gain	(3.18)	(0.63)	(4.24)	(0.86)	—	—
Total dividends and distributions	(3.82)	(0.97)	(4.75)	(1.12)	(0.18)	—
Net asset value, end of period	$55.43	$52.91	$46.27	$51.30	$47.61	$43.06
Total investment return[2]	12.22%	16.65%	0.84%	10.24%	11.03%	7.03%[3]
Ratios to average net assets:
Expenses	0.94%[4]	0.99%	0.98%	1.00%[5]	1.01%	1.02%
Net investment income (loss)	0.53%[4]	1.00%	1.33%	0.89%	0.63%	0.42%
Supplemental data:
Net assets, end of period (000's)	$232,089	$216,656	$203,857	$170,947	$166,224	$157,979
Portfolio turnover	35%	129%	86%	132%	253%	260%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% for Class A.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended February 28, 2021	Years ended August 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$54.07	$47.25	$52.27	$48.49	$43.84	$40.85
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.62	0.75	0.58	0.42	0.29
Net realized and unrealized gain (loss)	6.34	7.30	(0.92)	4.45	4.53	2.69
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	6.56	7.92	(0.17)	5.03	4.95	2.99
Dividends from net investment income	(0.78)	(0.47)	(0.61)	(0.39)	(0.30)	—
Distributions from net realized gain	(3.18)	(0.63)	(4.24)	(0.86)	—	—
Total dividends and distributions	(3.96)	(1.10)	(4.85)	(1.25)	(0.30)	—
Net asset value, end of period	$56.67	$54.07	$47.25	$52.27	$48.49	$43.84
Total investment return[2]	12.38%	16.98%	1.08%	10.52%	11.36%	7.32%[3]
Ratios to average net assets:
Expenses	0.67%[4]	0.72%	0.71%	0.74%[5]	0.73%	0.74%
Net investment income (loss)	0.79%[4]	1.28%	1.60%	1.16%	0.91%	0.69%
Supplemental data:
Net assets, end of period (000's)	$33,368	$30,132	$27,495	$29,196	$28,279	$23,617
Portfolio turnover	35%	129%	86%	132%	253%	260%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social, and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

purchased at substantial discounts from par and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 28, 2021.

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 28, 2021, if any, is reflected in the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

At February 28, 2021, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Credit risk	Equity risk	Total value
Futures contracts	$125,595	$—	$2,664,402	$2,789,997
Swap agreements	—	123,697	—	123,697
Total value	$125,595	$123,697	$2,664,402	$2,913,694

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Credit risk	Equity risk	Total value
Futures contracts	$(4,897)	$—	$(216,990)	$(221,887)
Swap agreements	—	(242,749)	—	(242,749)
Total	$(4,897)	$(242,749)	$(216,990)	$(464,636)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended February 28, 2021, net realized gain (loss) from derivatives were as follows:

	Interest rate risk	Credit risk	Equity risk	Total
Realized gain (loss)[1]
Options and swaptions written	$7,852	$—	$—	$7,852
Futures contracts	(4,128)	—	6,128,574	6,124,446
Swap agreements	—	258,728	—	258,728
Total net realized gains (loss)	$3,724	$258,728	$6,128,574	$6,391,026

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

During the period ended February 28, 2021, net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation)[1]
Futures contracts	$117,893	$—	$1,185,844	$1,303,737
Swap agreements	—	(232,855)	—	(232,855)
Net change in appreciation (depreciation)	$117,893	$(232,855)	$1,185,844	$1,070,882

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At February 28, 2021, the Fund does not hold any derivatives subject to an enforceable master netting agreement.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended February 28, 2021, UBS AM did not waive any investment advisory and administration fees. At February 28, 2021, the Fund owed UBS AM $214,432 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2021. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2018, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 28, 2021, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended February 28, 2021, the Fund did not pay broker commissions to affiliates of the investment advisor.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

During the period ended, February 28, 2021, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

During the period ended February 28, 2021, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. There were no purchases for the period ended February 28, 2021, while the proceeds from such sales were $1,054,867 and net realized loss recognized was $32,212.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At February 28, 2021, the Fund owed UBS AM (US) $94,128 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended February 28, 2021, it earned $902 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 28, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $23,795 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

At February 28, 2021, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$10,628,506	$8,804,262	$2,140,150	$10,944,412	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at February 28, 2021 was $8,804,262. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the Allocation is based on utilization. For the period ended February 28, 2021, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended February 28, 2021, the Fund paid brokerage commissions to Morgan Stanley in the amount of $3,115.

During the period ended February 28, 2021, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $34,366,861. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended February 28, 2021, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $84,629,376 and $80,850,939, respectively.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended February 28, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,012	$271,655	34,902	$1,941,866
Shares repurchased	(165,455)	(8,940,807)	(42,883)	(2,417,484)
Dividends reinvested	252,686	13,571,750	39,559	2,170,974
Net increase (decrease)	92,243	$4,902,598	31,578	$1,695,356

For the year ended August 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,600	$828,962	41,030	$2,040,466
Shares repurchased	(405,072)	(19,237,046)	(78,146)	(3,661,518)
Dividends reinvested	75,951	3,682,085	12,502	618,208
Net increase (decrease)	(311,521)	$(14,725,999)	(24,614)	$(1,002,844)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

Distributions paid from:	2020
Ordinary Income	$1,720,188
Long term realized capital gains	3,070,398

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2021.

Aggregate cost for federal income tax purposes, including derivatives was $244,637,683; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$46,607,970
Gross unrealized depreciation	(1,877,938)
Net unrealized appreciation (depreciation)	44,730,032

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2020, the Fund had no net capital loss carryforward.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of August 31, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended August 31, 2020, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2020, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly portfolio holdings disclosure

The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2021. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

(a)         Copy of the report transmitted to shareholders:

(b)         Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)           (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)           (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)           (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 10, 2021

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	May 10, 2021